EXHIBIT 32.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,

UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of VIASPACE Inc., a Nevada corporation (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended September 30, 2018 as filed with the Securities and Exchange Commission (the “10-Q Report”) that:

(1)	the 10-Q Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 19, 2018	/s/ Kevin Schewe
Kevin Schewe
Chief Executive Officer (principal executive officer)

Date: November 19, 2018	/s/ Kevin Schewe
Kevin Schewe
Chief Financial Officer (principal financial and accounting officer)